UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 27, 2005
                                                  -----------------

                            SALISBURY BANCORP, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

            Connecticut               000-24751              06-1514263
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

5 Bissell Street, Lakeville, Connecticut                      06039-1868
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.  Other Events.
            ------------

      Item 8.01.  Other Events
                  ------------

      On May 27, 2005, the Board of Directors of Salisbury Bancorp, Inc. (the"Company") declared a $0.25 per share cash dividend to be paid on July 29, 2005 to shareholders of record June 30, 2005.

Section 9.  Financial Statements and Exhibits
            ---------------------------------

      Item 9.01.  Financial Statements and Exhibits
                  ---------------------------------

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   Exhibits
            --------

            Exhibit Index

            99.1  Press Release dated May 31, 2005.
                  --------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: May 31, 2005                           SALISBURY BANCORP, INC.


                                              By:   /s/ John F. Perotti
                                                   -----------------------------

                                                   John F. Perotti, Chairman and
                                                   Chief Executive Officer